UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2015
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2015, EMCORE Corporation (the “Company”) entered into an Indemnification Agreement with Jeffrey Rittichier, Chief Executive Officer and a Class B director of the Company (the “Indemnitee”). The Indemnification Agreement, the form of which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, dated December 11, 2012, clarifies and supplements indemnification provisions already contained in the Company's Bylaws and generally provides that the Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with his service as a director or officer of the Company. The Indemnification Agreement also provides for rights to advancement of expenses and contribution.

The description of the Indemnification Agreement between the Company and the Indemnitee set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of the Indemnification Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated December 11, 2012.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)On March 10, 2015, the Company held its 2015 Annual Meeting of Shareholders in Pasadena, California.
(b)Below are the voting results for the matters submitted to the Company's shareholders for a vote at the Annual Meeting:

(1)    The election of the following Class B director nominee to the Company's Board of Directors, to serve a one-year term expiring in 2016 and the following Class C director nominee to the Company's Board of Directors, to serve a three-year term expiring in 2018.  Each nominee was elected as director with the following vote:

Nominee	Votes For	Withheld	Broker Non-Votes
CLASS B DIRECTOR NOMINEE
Jeffrey Rittichier	15,549,361	896,505	8,353,562
CLASS C DIRECTOR NOMINEE
Stephen L. Domenik	15,548,901	896,965	8,353,562

(2)     A proposal to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2015.  This proposal was approved with 23,811,019 votes in favor, 921,346 votes against and 67,063 abstentions.

(3)     A proposal to approve, on an advisory basis, executive compensation of the Company's Named Executive Officers. This proposal was approved with 15,960,824 votes in favor, 458,469 votes against, 26,573 abstentions and 8,353,562 broker non-votes.

(4)    A proposal to approve the Tax Benefits Preservation Plan, dated as of September 17, 2014, by and between the Company and American Stock Transfer and Stock, LLC, as Rights Agent, as disclosed in Exhibit 4.1 to the Form 8-K filed by the Company on September 17, 2014 and in the Appendix to the Proxy Statement for the Company’s 2015 Annual Meeting of Shareholders. This proposal was approved with 15,135,766 votes in favor, 980,027 votes against, 330,073 abstentions and 8,353,562 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: March 11, 2015	By: /s/ Mark Weinswig Name: Mark Weinswig Title: Chief Financial Officer